Exhibit 32

                   Certification Accompanying Periodic Report
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                              (18 U.S.C. ss. 1350)

The undersigned, Eric Claus, President and Chief Executive Officer of The Great Atlantic & Pacific Tea Company, Inc. ("Company"), and Brenda M. Galgano, Senior Vice President, Chief Financial Officer of the Company, each hereby certifies that (1) the Quarterly Report of the Company on Form 10-Q for the period ended June 20, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Dated: July 23, 2009                                   /s/ Eric Claus
                                                       --------------
                                                       Eric Claus
                                                       President
                                                       and
                                                       Chief Executive Officer

Dated: July 23, 2009                                   /s/ Brenda M. Galgano
                                                       ---------------------
                                                       Brenda M. Galgano
                                                       Senior Vice President,
                                                       Chief Financial Officer